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                                                                   Exhibit 10.44

                                SECOND RESTATED
                               GUARANTY AGREEMENT

         SECOND RESTATED GUARANTY AGREEMENT (this "Agreement" or this "Guaranty Agreement"), dated as of July 12, 1996, jointly and severally from each of FALCON CABLEVISION, A CALIFORNIA LIMITED PARTNERSHIP, FALCON CABLE MEDIA, A CALIFORNIA LIMITED PARTNERSHIP, FALCON COMMUNITY CABLE, L.P., a Delaware limited partnership, FALCON COMMUNITY VENTURES I LIMITED PARTNERSHIP, a California limited partnership, FALCON INVESTORS GROUP, LTD., A CALIFORNIA LIMITED PARTNERSHIP, FALCON TELECABLE INVESTORS GROUP, A CALIFORNIA LIMITED PARTNERSHIP, FALCON MEDIA INVESTORS GROUP, A CALIFORNIA LIMITED PARTNERSHIP, FALCON COMMUNITY INVESTORS, L.P., a California limited partnership, FALCON TELECOM, L.P., a California limited partnership, FALCON CABLE SYSTEMS COMPANY II, L.P., a California limited partnership, and FALCON FIRST, INC., A DELAWARE CORPORATION, (together with each other Person who is or becomes a guarantor hereunder,herein referred to individually as a "Guarantor", and collectively, as the "Guarantors"), in favor of each of AUSA LIFE INSURANCE COMPANY, INC. and MONY LIFE INSURANCE COMPANY OF AMERICA (collectively, the "Purchasers", which term shall include the successors and assigns of each, including, without limitation, any one or more Persons holding any one or more of the Notes (as defined below) on or after the date hereof).

                              W I T N E S S E T H:

         WHEREAS, by a Note Purchase and Exchange Agreement dated as of October 21, 1991 (as amended from time to time prior to the date hereof, the "Old Note Purchase Agreement") by and between Falcon Telecable, a California limited partnership (the "Company"), and The Mutual Life Insurance Company of New York and MONY Life Insurance Company of America, the Company issued its 11.56% Series A Subordinated Notes due March 31, 2001 and its 11.56% Series B Subordinated Notes due March 31, 2001 (collectively, as amended from time to time, such notes, and any and all other notes for which such Notes, or any successor Notes, may be substituted or exchanged pursuant to the Note Purchase Agreement (defined below), are herein referred to as the "Notes"); and

         WHEREAS, certain of the parties hereto entered into that certain Guaranty Agreement dated March 29, 1993 (the "Original Guaranty") and the Original Agreement was restated as of December 28, 1995 (the "Restated Guaranty"); and

         WHEREAS, concurrently herewith, the Purchasers and the Company are entering into that certain Fourth Amendment to Note Purchase and Exchange Agreement, dated as of July 12, 1996 (the "Amendment"), pursuant to which, inter alia, the Company and the Purchasers are amending certain provisions of the Old Note Purchase Agreement (as amended by the Amendment, and as amended further from time to time, the Old Note Purchase Agreement is herein referred to as the "Note Purchase Agreement"); and





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         WHEREAS, concurrently with the execution and delivery of the Amendment by the Company and the Purchasers, each of the Company, Falcon Cablevision, a California Limited Partnership, Falcon Cable Media, a California limited partnership, Falcon Community Cable, L.P., a Delaware limited partnership, Falcon Community Ventures I Limited Partnership, a California limited partnership, Falcon Telecom, L.P., a California limited partnership, Falcon Cable Systems Company II, L.P., a California limited partnership, and Falcon First, Inc., a Delaware corporation (collectively, the "Bank Borrowers") are entering into that certain Credit Agreement (the "Bank Credit Agreement") dated as of July 12, 1996, by and between the Company, the other Bank Borrowers, the banks signatory thereto as lenders (the "Banks") and The First National Bank of Boston, as managing agent; and

         WHEREAS, the Old Note Purchase Agreement provides, inter alia, for a limitation on certain actions by the Company; and

         WHEREAS, in the absence of the execution and delivery of the Amendment by the Purchasers, (i) the Company would be unable to enter into the Bank Credit Agreement and (ii) the Banks would be unwilling to enter into the Bank Credit Agreement with the Company and the other Bank Borrowers; and

         WHEREAS, the Bank Credit Agreement will provide the Company, the other Bank Borrowers and the Guarantors which are not Bank Borrowers access to credit and funds in excess of the amount of credit and funds available to them in the absence of the Bank Credit Agreement; and

         WHEREAS, it is a condition precedent to the entry by the Company and the other Bank Borrowers into the Bank Credit Agreement that the Purchasers and the Company enter into the Amendment; and

         WHEREAS, it is a condition precedent to the entry by the Purchasers and the Company into the Amendment that the Company and the Guarantors enter into this Agreement and guarantee the payment and performance of all obligations of the Company arising under, or in respect of, the Notes and the Note Purchase Agreement, as further set forth herein; and

         WHEREAS, each Guarantor desires that the Purchasers enter into the Amendment and each is willing to execute this Guaranty Agreement in order to induce the Purchasers to do so; and

         NOW, THEREFORE, in order to induce the Purchasers to enter into the Amendment, and in consideration therefor, and in consideration of $1.00 and other good and valuable consideration to each Guarantor paid (the receipt and sufficiency of which are hereby acknowledged), each Guarantor hereby agrees that the Guaranty as restated by the Restated Guaranty is hereby restated in full as follows:





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         1.      DEFINITIONS.  The capitalized terms used herein, which are defined or referred to in Section 6 hereof, shall have the respective meanings ascribed to them in said Section 6. All other capitalized terms used herein but not defined herein shall have the respective meanings assigned to them within the Note Purchase Agreement.

         2. THE GUARANTY. Each Guarantor hereby irrevocably and unconditionally, and jointly and severally with each other Guarantor, guarantees, as and for its own debt, until final and indefeasible payment has been made, the due and punctual payment of the principal and interest of, and premium or Make-Whole Amount, if any, on all Notes at any time outstanding and the due and punctual payment of all moneys payable, and all other indebtedness owing, by the Company under the Note Purchase Agreement and all other documents contemplated thereby (collectively, the "Indebtedness") in each case when and as the same shall become due and payable, whether at maturity, pursuant to mandatory or optional prepayment, by acceleration or otherwise, all in accordance with the terms and provisions thereof; it being the intent of each Guarantor that the guaranty set forth herein shall be a guaranty of payment and not a guaranty of collection. Each Guarantor hereby further unconditionally, jointly and severally with each other Guarantor, guarantees the punctual and faithful performance, keeping, observance and fulfillment by the Company of all duties, agreements, covenants and obligations of the Company contained in the Notes, in the Note Purchase Agreement and the other documents to which it is a party. In the event the Company fails to make, on or before the due date thereof, any payment to be made of any principal amount of, or interest, premium or Make-Whole Amount (if any) on, or in respect of, the Notes or of any other amounts due under the Notes, the Note Purchase Agreement or the other documents to which the Company is a party, or if the Company shall fail to perform, keep, observe or fulfill any such obligation as aforesaid in the manner provided in any one or more of the Notes, the Note Purchase Agreement or such other documents, each Guarantor shall cause forthwith to be paid the moneys or to be performed, kept, observed or fulfilled each of said obligations in respect of which such failure has occurred as if such payment or performance, as the case may be, were being made under the Notes, the Note Purchase Agreement or such other documents, as appropriate.

                 Each Guarantor does hereby waive: notice of acceptance hereof; notice of any purchase of Notes issued under the Note Purchase Agreement or the extension of credit from time to time given by any Purchaser to the Company and the creation, existence or acquisition of any of the Indebtedness; notice of the amount of the Indebtedness, subject, however, to each Guarantor's right to make inquiry of the Purchasers to ascertain the amount of the Indebtedness at any reasonable time; notice of adverse change in the financial condition of the Company or of any other fact which might increase any Guarantor's risk; notice of presentment for payment, demand, protest and notice thereof as to the Notes or any other instrument; notice of default; all defenses, offsets and





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counterclaims which any Guarantor may at any time have to any claim of any of the Purchasers against the Company; and all other notices and demands to which any Guarantor might otherwise be entitled.

                 Each Guarantor further waives the rights by statute or otherwise to require the Purchasers to institute suit against the Company or to exhaust their rights and remedies against the Company or any other guarantor, each Guarantor being bound to the payment of each and all Indebtedness whether now existing or hereafter accruing as fully as if such Indebtedness were directly owing to the Purchasers by each Guarantor. Each Guarantor further waives any defense arising by reason of any disability or other defense of the Company or by reason of the cessation from any cause whatsoever of the liability of the Company. Until all of the Indebtedness shall have been paid in full, each Guarantor shall have no right of subrogation, reimbursement or indemnity whatsoever and no right of recourse to or with respect to any assets or property of the Company. Nothing shall discharge or satisfy the liability of each Guarantor hereunder except the full and final performance and indefeasible payment of the Indebtedness.

                 The Purchasers shall have, to the fullest extent permitted by law, the right of set-off in respect of any and all credits and any and all other property of any Guarantor, now or at any time whatsoever with, or in the possession of, any of the Purchasers for any and all obligations of such Guarantor hereunder.

                 Each Guarantor consents and agrees that, without notice to or by such Guarantor and without affecting or impairing the obligations of such Guarantor hereunder, the Purchasers may, in the manner provided in the Note, the Note Purchase Agreement or any other documents to which any is a party, by action or inaction, compromise or settle, extend the period of duration or the time for the payment or discharge or performance of, or may refuse to, or otherwise not, enforce, or may, by action or inaction, release all or any one or more parties to, any one or more of the Notes, the Note Purchase Agreement or any other document to which any is a party, or may grant other indulgences to the Company in respect thereof, or may amend or modify in any manner and at any time (or from time to time) any one or more of the Notes, the Note Purchase Agreement, or any other such document, or may, by action or inaction, release or substitute any one or more of the endorsers or guarantors of the Indebtedness, whether parties to this instrument or not.

                 Each Guarantor consents and agrees that the Purchasers shall be under no obligation to marshall any assets in favor of such Guarantor, or against or in payment of any or all of the Indebtedness. Each Guarantor agrees to pay all expenses incurred by any of the Purchasers in connection with the protection, assertion or enforcement of their rights under this Guaranty Agreement, including, without limitation, court costs, collection charges and reasonable attorneys' fees and disbursements. Each Guarantor further agrees that, to the extent the Company makes a





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payment or payments to any Purchaser, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required, for any of the foregoing reasons or for any other reason, to be repaid or paid over to a custodian, trustee, receiver or any other party under any bankruptcy law or act, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the obligation or part thereof intended to be satisfied shall be revived and continued in full force and effect as if said payment had not been made and each Guarantor shall be primarily liable for such obligation.

                 In the event that for any reason whatsoever, the Company is now or hereafter becomes indebted to any Guarantor, such Guarantor agrees that the amount of such indebtedness and all interest thereon shall at all times be subordinate as to time of payment and in all other respects to all obligations of the Company to the Purchasers which are covered by, or referred to in, this Guaranty Agreement, and that such Guarantor shall not be entitled to enforce or receive payment thereof until all sums then due and owing to the Purchasers shall have been paid in full.

                 Each Guarantor agrees that the liability of such Guarantor in respect of this Guaranty Agreement shall be immediate and shall not be contingent upon the exercise or enforcement by the Purchasers of whatever remedies they may have against the Company or any other guarantor hereunder or otherwise or the enforcement of any lien or realization upon any security any Purchaser may at any time possess or have available for its benefit or upon any action or exercise or enforcement of any right or remedies by any Purchaser against the Company or any other guarantor hereunder or otherwise.

                 The guaranty set forth herein is a primary and original obligation of each Guarantor and is an absolute, unconditional, continuing and irrevocable guaranty of payment and performance and shall remain in full force and effect without respect to future changes in conditions, including change of law or any invalidity or irregularity with respect to the issuance of any obligations (including, without limitation, the Notes) of the Company to any of the Purchasers, or with respect to the execution and delivery of any agreement (including, without limitation, the Amendment and the Note Purchase Agreement) between the Company and any one or more of the Purchasers.

                 The Purchasers shall have the right to seek recourse against each Guarantor to the full extent provided for herein, and against the Company, to the full extent provided for in the Notes and the Note Purchase Agreement. No election to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of the right of any Purchaser to proceed in any other form of action or proceeding or against other parties unless such Purchaser has expressly waived such right in writing. Specifically, without limiting the generality of the





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foregoing, no action or proceeding by any of the Purchasers against the Company under any document or instrument evidencing obligations of the Company to any one or more of the Purchasers shall serve to diminish the liability of any Guarantor except to the extent that such Purchaser finally and unconditionally shall have realized payment by such action or proceeding, notwithstanding the effect of any such action or proceeding upon such Guarantor's right of subrogation against the Company. Each Guarantor is fully aware of the financial condition of the Company. Each Guarantor delivers this guaranty based solely upon its own independent investigation and in no part upon any representation or statement of any one or more of the Purchasers with respect thereto. Each Guarantor is in a position to obtain, and hereby assumes full responsibility for obtaining, any additional information concerning the financial condition of the Company as such Guarantor may deem material to its obligations hereunder, and each Guarantor is not relying upon, nor expecting, the Purchasers to furnish it any information concerning the financial condition of the Company.

                 At the request of any of the Purchasers, each Guarantor shall, from time to time, prepare and deliver to such Purchaser a complete and current financial statement of such Guarantor setting forth all the assets and liabilities of such Guarantor (and, to the extent any person other than such Guarantor has any interest in said assets or any person other than such Guarantor is jointly liable for any of said obligations, said matters shall be set forth in their entirety in the financial statements) all signed by such Guarantor under oath as being true, correct and complete.

         3.      WARRANTIES, REPRESENTATIONS AND COVENANTS.

                 3.1      WARRANTIES AND REPRESENTATIONS TRUE AND CORRECT.
Each and every warranty and representation contained in the Bank Credit Agreement with respect to the Guarantors (whether the Guarantors are referred to therein specifically as the "Guarantors", as the "Restricted Companies", as one or more of the "Subsidiaries", or otherwise), is true and correct and each Guarantor hereby affirms, confirms, gives and makes each and every such warranty and representation as if set forth herein in full. Each statement contained in the introductory and recital paragraphs of this Guaranty Agreement is accurate.

                 3.2 ADDITIONAL WARRANTIES AND REPRESENTATIONS. Each of the Guarantors hereby warrants, represents and covenants that:

                          (a) it is in its best interest and in pursuit of its partnership or corporate purposes as an integral part of the business conducted and proposed to be conducted by each Guarantor, and reasonably necessary and convenient in connection with the conduct of the business conducted and proposed to be conducted by it, to induce the Purchasers to enter into the Amendment, which is a condition precedent to the transactions contemplated by the Bank Credit Agreement;





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                          (b)     the credit available to such Guarantor under
         the Bank Credit Agreement will directly or indirectly inure to its benefit;

                          (c) by virtue of the foregoing it is receiving at least reasonably equivalent consideration from the Purchasers for its guaranty and the other undertakings and premises contained herein;

                          (d) it will not be rendered insolvent as a result of entering into this Agreement;

                          (e) after giving effect to the transactions contemplated by this Agreement, the Amendment and the Bank Credit Agreement, such Guarantor will have assets having a fair saleable value in excess of the amount required to pay its probable liability on its existing debts as they have become absolute and matured;

                          (f) it has, and will have, access to adequate capital for the conduct of its business;

                          (g) it has the ability to pay its debts from time to time incurred in connection therewith as such debts mature; and

                          (h) it has been advised by the Company, the Purchasers and the Banks that the Purchasers are unwilling to enter into the Amendment unless the guaranties and other undertakings contemplated hereunder are given by it.

                 3.3 NO AMENDMENT TO BANK CREDIT AGREEMENT; COMPLIANCE WITH COVENANTS.

                          (a) The Guarantors and the Company covenant, individually and together, jointly and severally, that they will not enter into any amendment, modification, supplement or other alteration to, or extension of, the Bank Credit Agreement or the Pledge and Subordination Agreement dated as of July 12, 1996 among Falcon Holding Group, L.P., Falcon Holding Group, Inc., the Company, the Guarantors and The First National Bank of Boston, which would materially interfere with the ability of the Guarantors and the Company to pay the indebtedness without the written consent of the Purchasers.

                          (b) Each of the Guarantors will comply, or cause the Company to comply, with each of the covenants, terms and requirements contained in Section 7 of the Note Purchase Agreement.

         4. SUBORDINATED NATURE OF CERTAIN OBLIGATIONS. The Indebtedness guarantied by each of the Guarantors hereunder is subordinate and junior to "Senior Debt" (as defined in the Note Purchase Agreement), as provided in the Note





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Purchase Agreement.  The obligations of the Guarantors hereunder in respect of the Indebtedness are subordinate and junior in right of payment to Senior Debt with respect to which such Guarantors are liable, in the same manner and with the same effect as "Subordinated Debt" (as defined in the Note Purchase Agreement) is subordinate and junior to Senior Debt as provided in section 10 of the Note Purchase Agreement.

         5.      DEFAULTS--REMEDIES.

                 5.1 NATURE OF EVENTS. An "Event of Default" hereunder shall exist if an "Event of Default" under, and as defined in, the Note Purchase Agreement, occurs and is continuing.

                 5.2 DEFAULT REMEDIES. If an Event of Default exists hereunder, then the Purchasers (as provided in the Note Purchase Agreement) shall have certain rights, including, without limitation, the right to declare the entire principal (and in certain cases, premium or Make-Whole Amount) and all interest accrued on, or payable in respect of, all the Notes then outstanding to be, and such Notes and interest shall thereupon become, together with certain other sums as provided in the Note Purchase Agreement, forthwith due and payable, without any presentment, demand, protest or other notice of any kind, all of which have been expressly waived by the Company and each Guarantor. In any such event, the Purchasers shall have immediate recourse to each Guarantor to the fullest extent set forth herein.

                          All covenants, conditions, provisions, warranties,
guaranties, indemnities and other undertakings of each Guarantor contained in this Guaranty Agreement and in any other document to which any of the Purchasers and any Guarantor are party shall be deemed cumulative to and not in derogation or substitution of any of the terms, covenants, conditions or agreements of such Guarantor herein or therein contained.

                 5.3 OTHER ENFORCEMENT RIGHTS. The Purchasers may proceed to protect and enforce this Guaranty Agreement by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement herein contained or in execution or aid of any power herein granted or for the recovery of judgment for the obligations hereby guaranteed or for the enforcement of any other proper, legal or equitable remedy available under applicable law.

                 5.4 DELAY OR OMISSION; NO WAIVER. No course of dealing on the part of any of the Purchasers nor any delay or failure on the part of any of the Purchasers to exercise any right shall impair such right or operate as a waiver of such right or otherwise prejudice any Purchaser's rights, powers and remedies. Every right and remedy given by this Guaranty Agreement or by law to the Purchasers or any of them may be exercised from time to time as often as may be deemed expedient by any Purchaser.





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                 5.5      RESTORATION OF RIGHTS AND REMEDIES.  If any Purchaser
shall have instituted any proceeding to enforce any right or remedy under this Guaranty Agreement or under any one or more of the Notes or the Note Purchase Agreement and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to such Purchaser, then and in every such case such Purchaser, the Company and each Guarantor shall, subject to any determination in such proceeding, be restored severally and respectively to their respective former positions hereunder and thereunder, and thereafter all rights and remedies of such Purchaser shall continue as though no such proceeding had been instituted.

                 5.6 CUMULATIVE REMEDIES. No delay or omission of any of the Purchasers to exercise any right or power arising from any Default or Event of Default hereunder shall exhaust or impair any such right or power or prevent its exercise during the continuance of such Default or Event of Default. No waiver by any of the Purchasers of any Default or Event of Default hereunder or under the Note Purchase Agreement, whether such waiver be full or partial, shall extend to or be taken to affect any subsequent Default or Event of Default hereunder or under the Note Purchase Agreement, or to impair the rights resulting therefrom except as may be otherwise expressly provided herein. No remedy hereunder or under any of the Notes, the Note Purchase Agreement or any other document to which the Company or any of the Guarantors and any of the Purchasers are party is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given hereunder or under any of the Notes, the Note Purchase Agreement, such other documents or otherwise existing; nor shall the giving, taking or enforcement of any or any additional security, collateral or guaranty for the payment or performance of the Indebtedness operate to prejudice, waive or affect the security of this Guaranty Agreement or any rights, powers or remedies hereunder, nor shall any Purchaser be required to first look to, enforce or exhaust any such other or additional security, collateral or guaranties.

         6.      INTERPRETATION OF THIS AGREEMENT.

                 6.1 CERTAIN DEFINITIONS. For purposes of this Guaranty Agreement, the following terms shall have the respective meanings set forth below or provided for in the section of this Guaranty Agreement referred to immediately following such term (such definitions to be equally applicable to both the singular and plural forms of the terms defined).

                 AGREEMENT -- preamble to this Agreement.

                 AMENDMENT  -- third "whereas" clause hereof.

                 BANK BORROWERS -- fourth "whereas" clause hereof.

                 BANK CREDIT AGREEMENT -- fourth "whereas" clause hereof.





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                 BANKS -- fourth "whereas" clause hereof.

                 COMPANY -- first "whereas" clause hereof.

                 DEFAULT -- an event or condition the occurrence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

                 EVENT OF DEFAULT -- Section 5.1.

                 EXCLUDED PERSON -- means, at any time, (a) each current or former general or limited partner of any Guarantor, (b) each current or former general or limited partner of any Person referred to in clause (a) of this definition and (c) each partner, director, trustee or other fiduciary, officer, employee, stockholder or controlling Person of any Person referred to in clause (a) or (b) of this definition.

                 GUARANTY AGREEMENT -- preamble to this Agreement.

                 GUARANTOR, GUARANTORS -- preamble to this Agreement.

                 INDEBTEDNESS -- Section 2 hereof.

                 MAKE-WHOLE AMOUNT -- has the meaning ascribed to it in the Note Purchase Agreement.

                 NOTE PURCHASE AGREEMENT -- third "whereas" clause hereof.

                 NOTES -- first "whereas" clause hereof.

                 OLD NOTE PURCHASE AGREEMENT -- first "whereas" clause hereof.

                 PERSON -- means any individual, firm, partnership, joint venture, corporation, association, business enterprise, trust, Governmental Body or other entity, whether acting in an individual, fiduciary or other capacity.

                 PURCHASERS -- preamble to this Agreement.

                 SENIOR DEBT -- Section 4 hereof.

                 SUBORDINATED DEBT -- Section 4 hereof.

                 6.2 HEADINGS, ETC. All headings and captions preceding the text of the several sections hereof are intended solely for convenience of reference and shall not constitute a part of this Guaranty Agreement nor shall they affect its meaning, construction or effect. Each covenant contained in this Guaranty Agreement shall be construed (absent an express contrary provision therein) as being independent of each and every other covenant contained herein and compliance with any one covenant shall not (absent such





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an express contrary provision) be deemed to excuse compliance with any and all other covenants.

                 6.3 DIRECTLY OR INDIRECTLY. Where any provision in this Guaranty Agreement refers to action to be taken by any person, or which such person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such person.

         7.      MISCELLANEOUS.

                 7.1 NOTICES. Any notice or other communication required or desired to be served, given or delivered hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered upon deposit in the United States mails, as registered or certified mail (return receipt requested), with proper postage prepaid and addressed to the party to be notified as follows:

                          (a)     if to the Guarantors, at the addresses in
respect thereof set forth on Exhibit A attached hereto; and

                          (b)     if to the Purchasers or any of them, at:

                                  The Mutual Life Insurance Company of New York MONY Life Insurance Company of America
                                  1740 Broadway
                                  New York, New York 10019
                                  Attn:  MONY Capital Management Unit

                                  and

                                  Aegon USA Investment Management, Inc.
                                  1111 N. Charles Street
                                  Baltimore, MD  21201
                                  Attn:  Don Chamberlain

or to such other address as any Guarantor or any Purchaser may hereafter designate for itself by written notice to such other person in the manner herein prescribed.

                 7.2 SURVIVAL; BENEFIT OF GUARANTY. All warranties, representations and covenants made by each Guarantor herein or on any certificate or other document or instrument delivered by it or on its behalf under this Guaranty Agreement or the Note Purchase Agreement shall be considered to have been relied upon by the Purchasers and shall survive the delivery to the Purchasers of the Notes and the payment thereof regardless of any investigation made by the Purchasers or on their behalf. All statements in any such certificate or other instrument shall constitute warranties and representations by each Guarantor hereunder. This Guaranty Agreement shall be binding upon each Guarantor and its successors and assigns and inure to the benefit of and be enforceable by the Purchasers and their respective successors and assigns. No provision of this Guaranty Agreement shall be waived, amended,





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modified or supplemented except by a written instrument consented to by the party or parties against whom such waiver, amendment, modification or supplement would be sought to be enforced.

                          Each Guarantor agrees to take such action as may be
requested by any of the Purchasers in connection with the transfer of the Notes of any Purchaser in accordance with the requirements of the Note Purchase Agreement in connection with providing an executed copy of this Guaranty Agreement to the new holder or holders of such Notes, it being the intention of this provision that no additional obligations of any Guarantor shall thereby be created but rather that the existing obligations of the Guarantors shall be more particularly stated in respect of one or more future holders of Notes that are the subject of this Guaranty Agreement.

                 7.3 GOVERNING LAW. THIS GUARANTY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

                 7.4 COUNTERPARTS. This Guaranty Agreement may be executed and delivered in any number of counterparts, each of such counterparts constituting an original but all together one and the same Agreement.

                 7.5 MISCELLANEOUS. Each Guarantor (to the fullest extent that it may lawfully do so) expressly waives any claim of any nature arising out of any right of indemnity, contribution, reimbursement or any similar right in respect of any payment made under this Guaranty Agreement or in connection with this Guaranty Agreement, or any claim or subrogation arising in connection with respect to any payment made under this Guaranty Agreement, against the Company or the estate of the Company (including liens on the property of the Company or the estate of the Company), in each case if, and for so long as, the Company is the subject of any proceeding brought under Title 11 of the United States Code, or any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, and further agrees that it will not file any claims against the Company or the estate of the Company in the course of such proceeding in respect of the rights referred to in this paragraph, and further agrees that the Purchasers may specifically enforce the provisions of this paragraph.

         7.6     LIMITED RECOURSE AGAINST CERTAIN PERSONS.

                 (a) The remedies of the Purchasers including, without limitation, any remedy which could be exercised upon the occurrence of an Event of Default, shall be limited to the extent that no Excluded Person shall have any personal liability hereunder as a general partner or limited partner of any Guarantor with respect to the indebtedness as guarantied hereunder, and in no event shall any Excluded Person be personally liable as a general partner or limited partner for any deficiency judgment in respect of any such obligation; provided, however, that the provisions of this Section 7.6 shall not impair the ability of any Purchaser (i) from proceeding against any Guarantor,
         (ii) from realizing on the assets of any Guarantor or (iii) from proceeding against any general partner of any Guarantor with respect to actions such general partner caused such Guarantor to take involving such Guarantor's obligations under this Agreement which would constitute fraud, gross negligence or willful misconduct by such general partner

                 (b) The Purchasers acknowledge and agree that Excluded Persons are express third party beneficiaries of this Section 7.6, and that the provisions hereof may be enforced by any Excluded Person directly against any Purchaser.


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                         NEXT PAGE IS SIGNATURE PAGE.]

         IN WITNESS WHEREOF,      the parties hereto have caused this Second
Restated Guaranty Agreement to be executed by their duly authorized representatives as of the date first hereinabove mentioned.


                                       GUARANTORS:

                                       FALCON CABLEVISION, A CALIFORNIA
                                         LIMITED PARTNERSHIP
                                       FALCON CABLE MEDIA, A CALIFORNIA
                                         LIMITED PARTNERSHIP
                                       FALCON COMMUNITY CABLE, L.P.
                                       FALCON COMMUNITY VENTURES I LIMITED
                                         PARTNERSHIP
                                       FALCON TELECOM, L.P.
                                       FALCON CABLE SYSTEMS COMPANY II, L.P.
                                       FALCON INVESTORS GROUP, LTD., A
                                         CALIFORNIA LIMITED PARTNERSHIP
                                       FALCON TELECABLE INVESTORS GROUP, A
                                         CALIFORNIA LIMITED PARTNERSHIP
                                       FALCON MEDIA INVESTORS GROUP, A
                                         CALIFORNIA LIMITED PARTNERSHIP
                                       FALCON COMMUNITY INVESTORS, L.P.

                                       BY:      FALCON HOLDING GROUP, INC., AS
                                                GENERAL PARTNER, OR GENERAL
                                                PARTNER OF THE GENERAL PARTNER,
                                                OF EACH OF THE FOREGOING




                                                By_____________________________

                                                  Name_________________________

                                                  Title________________________



                                       FALCON FIRST, INC.



                                       By_________________________________

                                         Name_____________________________

                                         Title____________________________

                                       ATHENS CABLEVISION, INC.
                                       AUSABLE CABLE TV, INC.
                                       CEDAR BLUFF CABLEVISION, INC.
                                       DALTON CABLEVISION, INC.
                                       EASTERN MISSISSIPPI CABLEVISION, INC.
                                       FALCON FIRST CABLE OF NEW YORK, INC.
                                       FALCON FIRST CABLE OF THE SOUTHEAST,
                                         INC.
                                       FALCON FIRST HOLDINGS, INC.
                                       FF CABLE HOLDINGS, INC.
                                       LAUDERDALE CABLEVISION, INC.
                                       MULTIVISION NORTHEAST, INC.
                                       MULTIVISION OF COMMERCE, INC.
                                       PLATTSBURG CABLEVISION, INC.
                                       SCOTTSBORO CABLEVISION, INC.
                                       SCOTTSBORO TV CABLE, INC.


                                       By_________________________________
                                         As an authorized officer of each
                                         of the foregoing corporations


                                       ACKNOWLEDGED BY THE COMPANY:

                                       FALCON TELECABLE, A CALIFORNIA
                                         LIMITED PARTNERSHIP

                                       BY:      FALCON HOLDING GROUP, INC., AS
                                                GENERAL PARTNER, OR GENERAL
                                                PARTNER OF THE GENERAL PARTNER



                                                By_____________________________
                                                  Name_________________________
                                                  Title________________________

ACKNOWLEDGED AND ACCEPTED:

AUSA LIFE INSURANCE COMPANY, INC.



By______________________________
  Name__________________________
  Title_________________________


MONY LIFE INSURANCE COMPANY OF AMERICA



By______________________________
  Name__________________________
  Title_________________________

                                                                       EXHIBIT A


                            ADDRESSES OF GUARANTORS



Communications to each Guarantor should be addressed as follows:

                 [Name of Guarantor]
                 10900 Wilshire Boulevard
                 Fifteenth Floor
                 Los Angeles, CA  90024